                                                                    Exhibit 23.1

                       Consent of Pedersen & Houpt, P.C.

     Pedersen & Houpt, P.C. hereby consents to all references made to it in Amendment No. 2 to the Registration Statement on Form S-1 of Blue Rhino Corporation, as filed with the Securities and Exchange Commission on February 9, 1999.

                                       /s/ Pedersen & Houpt, P.C.
                                       Pedersen & Houpt, P.C.
                                       Chicago, Illinois
                                       February 9, 1999